Supplement dated March 14, 2014
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2013 as amended and restated October 31, 2013

(as supplemented on November 19, 2013, November 22, 2013, December 13, 2013,
and January 2, 2014)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

In the table under Management Information, the following directors should be designated as members of the 15(c) Committee under the “Position(s) Held with Fund” column as of January 30, 2014: Craig Damos, Mark A. Grimmett, Fritz S. Hirsch and Tao Huang.